Sunbridge Capital Emerging Markets Fund

(Investor Class – Ticker Symbol: RIMIX)

(Institutional Class – Ticker Symbol: CNRYX)

A series of Investment Managers Series Trust II

Supplement dated January 21, 2022 to the

Summary Prospectus dated July 9, 2021.

Effective April 1, 2022 (the “Effective Date”), Sunbridge Capital Partners LLC (the “Advisor”) has agreed to lower its management fee for the Sunbridge Capital Emerging Markets Fund (the “Fund”) from 1.00% to 0.98% of the Fund’s average daily net assets. In addition, as of the Effective Date, the Advisor has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Fund from 1.37% to 1.35% and 1.62% to 1.60% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively.

Accordingly, as of the Effective Date, the “Fees and Expenses of the Fund” section beginning on page 1 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

		Investor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.98%		0.98%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses[2]		0.23%		0.23%
Shareholder servicing fee	0.15%		0.15%
All other expenses	0.08%		0.08%
Acquired fund fees and expenses[2]		0.02%		0.02%
Total annual fund operating expenses		1.48%		1.23%

[1]	The expense information in the table has been restated to reflect the current management fees, effective April 1, 2022.
[2]	“Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates. “Other expenses” include expenses of the Fund’s Mauritius Subsidiary (defined below).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class Shares	$151	$468
Institutional Class Shares	$125	$390

Please retain this Supplement with your records.